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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 15, 2001 (June 5, 2001)

                            American Healthways, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                       000-19364              62-1117144
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)

   3841 Green Hills Village Drive
        Nashville, Tennessee                                          37215
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (615) 665-1122


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          (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets.

         On June 5, 2001, American Healthways, Inc. (the "Company") announced the acquisition of Empower Health, Inc. ("Empower") through the merger of Empower with and into the Company, in accordance with the terms of an Agreement and Plan of Merger dated June 5, 2001. The aggregate consideration paid by the Company was 114,995 shares of its common stock. The Empower stockholders also have the right to receive up to an additional 355,000 shares of Company common stock based on the closing price of the Company's common stock on The Nasdaq Stock Market during the period from October 1, 2001 to September 30, 2006. The consideration was determined through arm's-length negotiations between the Company and Empower.

         In connection with and as a condition to the merger, Richard R. Rakowski entered into an Employment Agreement with the Company which contains a covenant not to compete with the Company for a period of one year following termination of employment. Mr. Rakowski received an additional $350,000 as consideration for his non-compete agreement. Mr. Rakowski will serve as President of the Company.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(a) & (b)         Financial Statements of Business Acquired and Pro Forma
                  Financial Information.


                  The Registrant believes that, if financial statements and pro forma financial information are required (i) it is impracticable prior to the filing of this Current Report on Form 8-K to complete preparation of the financial statements required to be filed pursuant to Rule 3-05 of Regulation S-X and the pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X, and (ii) if required, such information will be available, and will be filed by the Registrant with the Securities and Exchange Commission as promptly as practicable, within 60 days after this Current Report on Form 8-K is required to be filed.

(c)               Exhibits.

                  See Exhibit Index following signature page.


Item 9.  Regulation FD Disclosure.

         A press release issued by American Healthways, Inc. on June 14, 2001 is attached hereto as Exhibit 99.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                          American Healthways, Inc.


                                          By: /s/ Henry D. Herr
                                             -----------------------------------
                                          Name:  Henry D. Herr
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

Date: June 15, 2001


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                                  Exhibit Index

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
Exhibit No.                            Description
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
2 Agreement and Plan of Merger, dated June 5, 2001 by and among American Healthways, Inc., Empower Health, Inc. and all the stockholders of Empower Health, Inc. (Schedules and other exhibits are omitted from this filing, but Registrant will furnish supplemental copies of the omitted materials to the Securities and Exchange Commission upon request.)

99                Press Release dated June 14, 2001.
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